SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                 January 6, 2003

                                    Dice Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




               Delaware             0-25107             13-3899472
         -------------------     -------------       ----------------
         (State or Other          (Commission       (I.R.S. Employer
         Jurisdiction of          File Number)     Identification Number)
         Incorporation)


                     3 Park Avenue, New York, New York 10016
               ---------------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 725-6550
              ----------------------------------------------------
              (Registrant's telephone number, including area code)





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ITEM 5. Other Events and Regulation FD Disclosure

On January 6, 2003, the Company received a NASDAQ Listing Qualifications Panel Determination indicating that effective January 9, 2003 the Company's common stock will be listed on The Nasdaq SmallCap Market via an exception from the minimum bid price requirement and the minimum shareholder's equity requirement for continued listing set forth in Marketplace Rule 4310(c)(4) and 4310(c)(2).

On January 7, 2003, the Company issued a press release announcing its receipt of the notice. The full text of the press release is attached as Exhibit 99.1 hereto.

ITEM 7. Exhibits.

Exhibit
Number            Description
------            -----------

99.1              Press Release dated January 7, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       DICE INC.



                                      By:/s/ Brian P. Campbell
                                         -------------------------------------
                                         Name:   Brian P. Campbell, Esq.
                                         Title:  Vice President and General
                                                 Counsel



Dated: January 8, 2003